SUPPLEMENT DATED OCTOBER 1, 2004

TO MAY 1, 2004, PROSPECTUS

for

Survivorship Variable Universal Life II (“SVUL II”)

Issued by Massachusetts Mutual Life Insurance Company in California and New York and

C.M. Life Insurance Company in all other jurisdictions.

Not available in Puerto Rico.

Effective October 1, 2004, the following changes are being made in the above-listed prospectus:

1.	The language in the “Insured” section (page 11) is replaced in its entirety with the following:

“A survivorship policy has two insureds. The insureds are the persons on whose lives the policy is issued. You name the insureds in the application for the policy. We will not issue a policy if:

•	Either insured is younger than age 18;
•	The older insured is age 91 or older, or
•	The younger insured is age 86 or older, or 71 or older if Death Benefit Option 3 is selected at issue.

“Before issuing a policy, we will require evidence to determine the insurability of both insureds. This will usually require a medical examination.”

2.	The introductory paragraph of the “Premium Payments and Payment Plans” section is replaced in its entirety with the following:

“Subsequent premium payments for SVUL II should be sent to the appropriate following lockbox addresses:

Regular Mail: MassMutual PO Box 92483 Chicago, IL 60675-2483	Overnight Mail: MassMutual 350 North Orleans Street Receipt & Dispatch 8th Floor Lockbox 92483 Chicago, IL 60654

“If your premium payment is not received at the correct lockbox, listed above, we will re-route it and it will not be considered in good order until it is received at the proper address.

“You may also make premium payments by wire transfer. For instructions on how to make a premium payment by wire transfer, please call our Administrative Office at 1-800-272-2216.”

3.	The “Allocation of Initial and Subsequent Net Premiums” in the “How and When Your Premium is Allocated” section is revised to read as follows:

“We will allocate any net premiums received on or before the issue date of the policy to our general investment account. We do not pay interest on these amounts.

“It should be noted, however, that your minimum initial premium may change from the amount that was originally quoted.

“If, for any reason, your initial net premium payment is insufficient, your payment will not be considered in good order. We will hold the payment in our general investment account and contact you to advise you of the new minimum initial premium amount. We do not pay interest on these amounts and you will have to pay the balance before we will consider your initial premium payment in good order.

“These amounts will be allocated among the divisions and the guaranteed principal account according to your net premium allocation instructions on the later of (a) the register date, and (b) the date the balance of your initial premium payment either clears the lockbox or is received at our Administrative Office.

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“If the state in which you live requires us to refund the policy’s account value, less any withdrawals and any policy debt, the register date is the valuation date that is on, or next follows, the later of:

a.	the day after the issue date of the policy, or
b.	the day we receive the first premium payment in good order.

“If you live in a state that requires us to refund either your full premium, or the premium you paid less withdrawals and less debt:

1.	The register date is the valuation date that is on, or next follows, the later of:

•	The day after the end of the right to return period; or
•	The day we receive the first premium in good order.

2.	We will allocate existing values, held as of the policy’s issue date, to the Money Market division on the first valuation date after the issue date. (The existing values at this time would be any money taken with the application for the policy less any applicable charges.); and

3.	We will allocate any net premiums received after the issue date but before the register date to the Money Market division

“If, for any reason, your initial net premium payment is in excess of the required minimum initial premium, we will allocate the full amount according to your current net premium allocation instructions.

“No investment experience will be earned if we do not issue the policy or if we issue the policy and you do not accept it.

“We will apply your subsequent premium payments that are received on or after the register date on the valuation date we receive them, in good order, at our Administrative Office or at the address shown on the premium notice. Subsequent premium payments will be applied in accordance with your premium allocation instructions. If we receive your subsequent premium payment in good order on a non-valuation date or after the close of a valuation date, we will apply your payment on the next valuation date.

“A valuation date is any day on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for trading. Our valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time.”

4.	The “Policy Termination” language in the “Policy Termination and Reinstatement” section is revised to read as follows:

“If there is no policy debt, the policy may terminate without value if:

•	Its account value on a monthly charge date cannot cover the monthly charges due, and
•	The safety test is not met on that date.

“If there is policy debt, the policy will terminate without value if:

•	The policy debt exceeds the account value, less surrender charges and less any monthly charges due.”

5.	The “Effect of a Loan on the Values of the Policy” language in the “Loans” section is revised to read as follows:

“A policy loan affects policy values since we reduce the death benefit and net surrender value by the amount of the policy debt.

“As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the guaranteed principal account. This amount does not participate in the investment performance of the Separate Account.

“Whenever you reach your policy debt limit, your policy is at risk of terminating. If this happens we will notify you in writing. The section on Policy Termination explains more completely what will happen if your policy is at risk of terminating.

“Your policy debt limit is reached when total policy debt exceeds the account value less surrender charges.”

There are no other changes being made at this time.

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